Exhibit 10.19

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6)

CREDIT ASSIGNMENT AGREEMENT

ACCIPIENS CONSULTORIA E PARTICIPAÇÕES EIRELI, enrolled with the National Corporate Taxpayers Register (CNPJ) [***], with principal place of business at rua Cuba, 253, Jardim América, in the city and State of São Paulo, Postal Code (CEP) 01436-020, represented herein by Luiz Antonio Busnello Fernandes, Individual Taxpayers Register (CPF) [***] (hereinafter referred to as the “Assignor”); and

On the other hand, as Assignee:

PIERRE CARNEIRO RIBEIRO SCHURMANN, a Brazilian citizen, married under the regime of separation of property, business administrator, enrolled with the Individual Taxpayers Register of the Ministry of Finance (CPF/MF) [***] (the “Assignee” or “Mr. Pierre”); and

WHEREAS:

(i) As of October 31, 2022, the Assignor is a creditor of NUVINI S.A., a corporation enrolled with the National Corporate Taxpayers Register of the Ministry of Economy (CNPJ/ME) [***], with principal place of business at Rua Jesuíno Arruda, No. 769, Suite 20, Itaim Bibi, in the city and State of São Paulo, Postal Code (CEP) 04532-082, with its constitutional documents duly filed with the Commercial Registry of the State of São Paulo [***], for an amount of two million six hundred thousand Reais (R$2,600,000.00), as a result of two loan agreements entered into on May 22, 2022 and August 15, 2022.

NOW, THEREFORE, the Parties have resolved to enter into this Credit Assignment Agreement, in accordance with the following terms and conditions, which restates and unifies all outstanding loans of the same nature:

CHAPTER I – DEFINITIONS

1.1 Defined Terms. Capitalized words and terms which are not otherwise defined in this Agreement have the respective meanings assigned to them in the agreements, as applicable.

CHAPTER II – AMENDMENTS

2.1 Credit assignment. As a result of the covenants herein, the ASSIGNOR assigns and transfers such credit, as well as all rights and actions conferred by law, to the ASSIGNEE for an amount of two million six hundred thousand Reais (R$2,600,000.00).

2.2. In turn the ASSIGNEE hereby pays such amount in cash, for which the ASSIGNOR gives full and irrevocable release.

2.3. The debtor acknowledges and represents that it has no objection to the terms and conditions of this assignment.

CHAPTER III – MISCELLANEOUS

3.1 Entire Agreement. This instrument constitutes the entire understanding between the parties hereto on the subject matter hereof and supersedes any and all prior or simultaneous understandings, agreements, or representations entered into or made by or between such parties, whether oral or written, with respect to such subject matter. This Amendment shall be binding on the Parties and their heirs, assigns, legal representatives, and successors on any account.

3.2 Severability. Each provision of this Agreement shall be deemed a separate and independent agreement between the Parties, so that, if any provisions thereof are declared invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not be affected or impaired in any way. The Parties agree to renegotiate in good faith any Sections of this Amendment which are held to be unenforceable or invalid, wholly or in part, so as to cause the newly-negotiated section to reproduce the original transactional meaning and effect of the Sections held to be unenforceable.

Ex. 10.19-1

3.3 Electronic Signatures. The Parties agree that the electronic signatures on this Restated Amendment through the DocuSign electronic signature platform (www.docusign.com.br) shall be deemed valid signatures, and this Restated Amendment shall be deemed enforceable, valid, and effective between the Parties in accordance with its own terms and to the extent applicable.

IN WITNESS WHEREOF, the Parties have executed this Amendment digitally through the DocuSign platform (www.docusign.com.br), together with the two (2) undersigned witnesses.

São Paulo, November 30, 2022.

[Remainder of page intentionally left blank] [Signature pages follow]

Ex. 10.19-2

[Signature page 1/1 of the CREDIT ASSIGNMENT AGREEMENT, entered into on November 30, 2022]

Assignor:

/s/ Luiz Antonio Busnello Fernandes

ACCIPIENS CONSULTORIA E PARTICIPAÇÕES EIRELI

Assignee:

/s/ Pierre Carneiro Ribeiro Schurmann

PIERRE CARNEIRO RIBEIRO SCHURMANN

Debtor:

/s/ Pierre Carneiro Ribeiro Schurmann

NUVINI S.A.
By: Pierre Schurmann
Title: Chief Executive Officer

Witnesses:

1. /s/ Fernando Megale	2. /s/ José Deccache
Name: Fernando Megale	Name: José Deccache
Individual Taxpayers Register (CPF) No.: [***]	Individual Taxpayers Register (CPF) No.: [***]

Ex. 10.19-3